UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2017

LIGHTBRIDGE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-34487	91-1975651
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11710 Plaza America Drive, Suite 2000

Reston, VA 20190

(Address of principal executive offices, including zip code)

(571) 730-1200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, Lightbridge Corporation (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on May 19, 2017. At the Annual Meeting, the Company’s stockholders approved an amendment to the Lightbridge Corporation 2015 Equity Incentive Plan (the “2015 Plan”) to increase the number of shares authorized for issuance thereunder by 1,500,000 shares.

The full text of the 2015 Plan, as amended, is set forth at Appendix A to the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 17, 2017 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 19, 2017 in McLean, Virginia. At the Annual Meeting, the Company’s stockholders voted on: (i) the election of six director nominees, (ii) the approval of an amendment to the 2015 Plan to increase the number of shares authorized for issuance thereunder by 1,500,000 shares, (iii) authorization for the Company to issue 20% or more of its outstanding common stock in one or more offerings in accordance with Listing Rule 5635(d) of the Nasdaq Stock Market, (iv) the approval, on an advisory basis, of the compensation of the Company’s named executive officers, (v) the approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers, and (vi) ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2017. The results of the votes are set forth below.

Proposal No. 1 – Election of Directors

The following nominees were elected as directors by the votes indicated to serve until the Company’s next annual meeting of stockholders, as set forth in the proxy statement:

Nominee	For	Withheld	Broker-Non Vote
Seth Grae	2,363,911	145,087	4,245,217
Thomas Graham, Jr.	2,365,158	143,840	4,245,217
Xingping Hou	2,364,955	144,043	4,245,217
Victor Alessi	2,388,668	120,330	4,245,217
Daniel Magraw	2,384,932	124,066	4,245,217
Kathleen Kennedy Townsend	2,389,088	119,910	4,245,217

Proposal No. 2 – Approval of the Amendment to the 2015 Plan

The proposal to approve an amendment to the 2015 Plan to increase the number of shares authorized for issuance thereunder by 1,500,000 shares was approved by the stockholders by the following vote:

For	Against	Abstain	Broker-Non Vote
1,892,072	593,099	23,827	4,245,217

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Proposal No. 3 – Authorize the Issuance of 20% or More of the Company’s Common Stock

The proposal to authorize the issuance of 20% or more of the Company’s outstanding common stock in accordance with Listing Rule 5635(d) of the Nasdaq Stock Market, as described in the proxy statement, was approved by the stockholders by the following vote:

For	Against	Abstain	Broker-Non Vote
1,643,159	826,008	39,831	4,245,217

Proposal No. 4 – Advisory Vote on Executive Compensation

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement was approved by the stockholders by the following vote:

For	Against	Abstain	Broker-Non Vote
1,983,241	469,267	56,490	4,245,217

Proposal No. 5 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The Company’s stockholders approved, on an advisory basis, future advisory votes on the compensation of the Company’s named executive officers every one year by the following vote:

One Year	Two Years	Three Years	Abstain	Broker-Non Vote
2,250,353	69,387	168,196	21,062	4,245,217

Proposal No. 6 – Ratification of Auditors

The proposal to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was approved by the stockholders by the following vote:

For	Against	Abstain	Broker-Non Vote
6,667,216	41,258	45,741	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTBRIDGE CORPORATION

Dated: May 22, 2017	By:	/s/ Seth Grae
	Name:	Seth Grae
	Title:	President and Chief Executive Officer

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